Exhibit 10.1
AMENDMENT NO. 1
TO
NOTE PURCHASE AGREEMENT
This AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of December 19, 2017 (the “Effective Date”), is by and among (i) Global Water Resources, Inc., a Delaware corporation (the “Company”), and (ii) each of the holders of the Notes signatory hereto (the “Noteholders”).
RECITALS:
A.     The Company and the Purchasers are parties to that certain Note Purchase Agreement, dated as of May 20, 2016 (the “Note Purchase Agreement”), pursuant to which the Purchasers purchased from the Company (i) $28,750,000 4.38% senior secured promissory notes, Series A, due June 15, 2028, and (ii) $86,250,000 4.58% senior secured promissory notes, Series B, due June 15, 2036.
B.    The Note Purchase Agreement requires the Company to maintain a certain ratio of Consolidated EBITDA to Consolidated Debt Service.
C.     Consolidated Debt Service includes all payments of principal in respect of Indebtedness of the Company and its Subsidiaries paid or payable during the applicable period.
D.     The Company desires to amend the Note Purchase Agreement to exclude from the definition of Consolidated Debt Service payments of principal on Indebtedness that is refinanced with other Indebtedness.
E.     Subject to the terms and conditions set forth below, the Noteholders are willing to amend the Note Purchase Agreement as described below.

AGREEMENT:
NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Company and the Noteholders agree as follows:

1.Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Note Purchase Agreement.

2.Amendment. The definition of “Consolidated Debt Service” in the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Debt Service” means, with respect to any period, the sum of the following: (a) Consolidated Interest Expense for such period, (b) all payments of principal (other than (i) balloon payments at final maturity of the Series A Notes, and (ii) principal payments on Indebtedness to the extent such payments are made with the proceeds of new Indebtedness incurred in order to refinance such existing Indebtedness) in respect of Indebtedness of the Company and its Subsidiaries (including the principal component of any payments in respect of Capital Lease obligations) paid or payable during such period after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP, and (c) any dividends

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or stock repurchases related to Equity Interests of the Company paid or payable during such period, in each case, as of the date declared whether or not paid during any period; provided, however, Consolidated Debt Service for the Company and its Subsidiaries for the most recently ended four consecutive fiscal quarters following the date hereof and the date of Closing shall be determined on a pro forma basis (including pro forma application of the proceeds therefrom) as if the Indebtedness represented by the Notes had been incurred at the beginning of such four-quarter period.

3.Representations and Warranties of the Company. To induce the Noteholders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Company represents and warrants to the Noteholders that:
(a)    the Note Purchase Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;
(b)    as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and
(c)    none of the Company or any of its Affiliates has paid or agreed to pay any fees or other consideration, or given any additional security or collateral, or shortened the maturity or average life of any Indebtedness or permanently reduced any borrowing capacity, in each case, in favor of or for the benefit of any creditor of the Company, any Subsidiary or any Affiliate, in connection with the changes contemplated by, or changes to any other agreement in respect of Indebtedness for borrowed money that are similar in nature to, the changes in this Amendment.

4.Conditions to Effectiveness of This Amendment. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:
(a)    executed counterparts of this Amendment, duly executed by the Company and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders (as defined in the Note Purchase Agreement);
(b)    The Company shall have entered into amendments in respect of each other Material Credit Facility substantially similar to the amendment set forth in Section 2 hereof;
(c)    the representations and warranties of the Company set forth in Section 3 hereof are true and correct on and with respect to the date hereof; and
(d)    the fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, shall have been paid by the Company, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment.

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5.Confirmation of Subsidiary Guaranties. By its execution of this Amendment, each Subsidiary Guarantor reaffirms its obligations under its Subsidiary Guaranty and acknowledges that it is aware of this Amendment and that its Subsidiary Guaranty remains in full force and effect and extends to all obligations of the Company under the Note Purchase Agreement as amended by this Amendment and as may be further amended, amended and restated, modified or supplemented from time to time.

6.Continued Validity of Original Agreement. Except as specifically amended hereby, the Note Purchase Agreement shall continue in full force and effect as originally constituted and is amended, ratified and affirmed by the parties hereto. This Amendment shall be subject to and enforced in accordance with the terms of the Note Purchase Agreement.

7.Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

8.Counterparts. This Amendment may be executed in counterparts. This Amendment may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each of the parties for all purposes.

[Remainder Intentionally Blank]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE COMPANY:

GLOBAL WATER RESOURCES, INC.

By: /s/ Michael J. Liebman
Name: Michael J. Liebman
Title: Senior Vice President, Chief Financial Officer and Corporate Secretary

SUBSIDIARY GUARANTORS:

GLOBAL WATER, LLC

By: /s/ Michael J. Liebman

WEST MARICOPA COMBINE, LLC

By: /s/ Michael J. Liebman

[Signature Page to Amendment No. 1]

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THE NOTEHOLDERS:

METROPOLITAN LIFE INSURANCE COMPANY

By: /s/ John A. Tanyeri
Name: John A. Tanyeri
Title:    Vice President and Managing
Director

BRIGHTHOUSE LIFE INSURANCE COMPANY

By: /s/ Frank O. Monfalcone
Name:    Frank O. Monfalcone
Title:    Managing Director

[Signature Page to Amendment No. 1]

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Brian Lemons
Vice President

PRIVATE PLACEMENT TRUST INVESTORS, LLC

By:    Prudential Private Placement Investors, L.P., as
Managing Member

By:     Prudential Private Placement Investors, Inc., as its
General Partner

By: /s/ Brian Lemons
Vice President

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

By: /s/ Brian Lemons
Assistant Vice President

PRUCO LIFE INSURANCE COMPANY

By: /s/ Brian Lemons
Assistant Vice President

PRUDENTIAL ARIZONA REINSURANCE TERM COMPANY

By: PGIM, Inc., as investment manager

By: /s/ Brian Lemons
Vice President

[Signature Page to Amendment No. 1]

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SUN LIFE ASSURANCE COMPANY OF CANADA

By: /s/ Deborah J. Foss
Name:     Deborah J. Foss
Title:    Managing Director, Head of Private Debt,
Private Fixed Income

By: /s/ Ann C. King
Name:     Ann C. King
Title:    Assistant Vice President and Senior Counsel

SUN LIFE ASSURANCE COMPANY OF CANADA
(U.S. BRANCH)

SUN LIFE OF CANADA FUND SEPARATE ACCOUNT

By: /s/ Deborah J. Foss
Name:     Deborah J. Foss
Title:    Managing Director, Head of Private Debt,
Private Fixed Income

By: /s/ Ann C. King
Name:     Ann C. King
Title:    Assistant Vice President and Senior Counsel

[Signature Page to Amendment No. 1]

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AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By: /s/ Jeffrey A. Fossell
Name:     Jeffrey A. Fossell
Title:    Authorized Signatory

[Signature Page to Amendment No. 1]

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